SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                                ----------------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                                February 22, 2006


                                  INSYNQ, INC.
             (Exact name of registrant as specified in its charter)


    NEVADA                      000-22814               22-3894506
(State or other                                       (IRS employer
jurisdiction of           (Commission file number)  identification no.)
 incorporation)


                 1127 BROADWAY PLAZA #202
                    TACOMA, WASHINGTON                       98402
         (Address of principal executive offices)         (Zip code)


                                 (253) 284-2000
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

            |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

            |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c)


This document contains a total of 3 pages.

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW


Insynq, Inc. received a comment letter, dated January 31, 2006, from the Securities and Exchange Commission ("SEC") indicating that our accounting treatment of the convertible debentures in our financial statements may have been incorrectly stated.

The Company's management has discussed the comments of the SEC with Weinberg & Company, PA, the Company's independent registered public accounting firm, and, as such, management believes the financial statements can no longer be relied upon.

We are assessing the impact of the changes on the financial statements, but are unable, at this time, to provide any estimate of the results of the restatement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INSYNQ, INC.


                                        By:  /s/ John P. Gorst
                                             John P. Gorst
Date:  February 22, 2006                     Chief Executive Officer


















                                       3